UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 10, 2025 (June 5, 2025)
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On June 5, 2025, Toll Brothers Finance Corp. (the “Issuer”), a wholly-owned subsidiary of Toll Brothers, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the Company, as guarantor, and BofA Securities Inc., BBVA Securities, Inc., BMO Capital Markets Corp., Goldman Sachs & Co. LLC., Mizuho Securities USA LLC, PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), with respect to a public offering of $500,000,000 aggregate principal amount of its 5.600% Senior Notes due 2035 (the “Senior Notes”), guaranteed by the Company and certain of its subsidiaries. The Underwriting Agreement contains the terms and conditions of the offering and sale of the Senior Notes, indemnification and contribution obligations and other customary terms and conditions.
On June 10, 2025, the Issuer completed the offering of the Senior Notes. The Senior Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s universal shelf registration statement on Form S-3 (File No. 333-277928), as supplemented by the prospectus supplement dated June 5, 2025, filed with the Securities and Exchange Commission under the Securities Act.
The Senior Notes were issued (and the guarantees delivered) pursuant to an indenture (the “Base Indenture”), dated as of February 7, 2012, among the Issuer, the guarantors named therein, including the Company (collectively, the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”), as amended and supplemented by the resolution authorizing the Senior Notes, dated as of June 10, 2025 (the “Authorizing Resolution” and, together with the Base Indenture, the “Indenture”). Copies of the Underwriting Agreement, the Base Indenture, the Authorizing Resolution, and the form of Senior Note are attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The description of the Underwriting Agreement, the Indenture and the Senior Notes in this report are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Indenture and the form of Senior Note.
The Senior Notes are unsecured and unsubordinated obligations of the Issuer and rank equally and ratably with the other unsecured and unsubordinated indebtedness of the Issuer. The Senior Notes and the guarantee of the Company are structurally subordinated to the prior claims of creditors of non-guarantor subsidiaries of the Company.
The Issuer will pay interest on the Senior Notes semi-annually in arrears on June 15 and December 15, beginning December 15, 2025 to holders of record on the preceding June 1 or December 1, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The Senior Notes will mature on June 15, 2035.
The Issuer may redeem the Senior Notes in whole or in part at any time and from time to time prior to their stated maturity at the redemption prices set forth in the Authorizing Resolution. In the event of a change of control repurchase event (as defined in the Indenture), the holders of the Senior Notes may require the Issuer to purchase for cash all or a portion of their Senior Notes at a purchase price equal to 101% of the principal amount of such Senior Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Senior Notes are subject to certain customary covenants, including limitations on the ability of the Company and its subsidiaries, with exceptions, to incur debt secured by liens and to engage in sale and lease-back transactions.
Holders of the Senior Notes may not enforce the Indenture or the Senior Notes except as provided therein. In case an event of default (other than a default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing with respect to the Senior Notes, the Trustee or the holders of not less than 25% in aggregate principal amount of the Senior Notes then outstanding may declare the principal amount of the Senior Notes and interest, if any, accrued thereon to be due and payable immediately. If an event of default results from bankruptcy, insolvency or reorganization, all amounts due and payable on the Senior Notes will automatically become and be immediately due and payable. Any event of default with respect to the Senior Notes (except defaults in payment of principal of (or premium, if any, on) or interest, if any, on the Senior Notes or a default in respect of a covenant or provision that cannot be modified without the consent of the holder of each outstanding Senior Note) may be waived by the holders of at least a majority in aggregate principal amount of the Senior Notes outstanding.
The Company intends to use the net proceeds from the offering of the Senior Notes for general corporate purposes, which may include the refinancing of the Issuer’s 4.875% senior notes due 2025.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.
Item 8.01    Other Events
In connection with the offering of the Senior Notes, the Company is filing the legal opinions relating to the offering as Exhibit 5.1 and 5.2 to this report.

Item 9.01    Financial Statement and Exhibits
d) Exhibits

Exhibit No.	Item
1.1
Underwriting Agreement, dated June 5, 2025, among Toll Brothers Finance Corp., Toll Brothers, Inc., as guarantor, and BofA Securities Inc., BBVA Securities, Inc., BMO Capital Markets Corp., Goldman Sachs & Co. LLC., Mizuho Securities USA LLC, PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bancorp Investments, Inc., and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1*
Indenture, dated as of February 7, 2012, among Toll Brothers Finance Corp., Toll Brothers, Inc., the other guarantors named therein and The Bank of New York Mellon, as trustee, is hereby incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed with the Securities and Exchange Commission on February 7, 2012.

4.2
Authorizing Resolution, dated as of June 10, 2025, relating to the $500,000,000 aggregate principal amount of 5.600% Senior Notes due 2035 of Toll Brothers Finance Corp., guaranteed on a senior basis by Toll Brothers, Inc. and certain of its subsidiaries.

4.3	Form of Global Note for the Issuer’s 5.600% Senior Notes due 2035.

5.1	Opinion of Cravath, Swaine & Moore LLP.

5.2	Opinion of Timothy Hoban, Senior Vice President, Chief Compliance Officer and General Counsel of Toll Brothers, Inc.

23.1	Consent of Cravath, Swaine & Moore LLP (included as part of Exhibit 5.1).

23.2	Consent of Timothy Hoban, Senior Vice President, Chief Compliance Officer and General Counsel of Toll Brothers, Inc. (included as part of Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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*Previously filed.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	June 10, 2025	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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